Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF
JACKSONVILLE DIVISION

IN RE:	}	CASE NUMBER: 07-04295-JAF
}
NetBank, Inc.	}
	}	JUDGE: Jerry A. Funk
}
DEBTOR.	}	CHAPTER 11

DEBTOR’S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM September 29th, 2007 TO September 30th, 2007

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Alan M. Weiss
Attorney for Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:
c/o GGG, Inc. 333 Sandy Springs Circle, Suite 106 Atlanta, GA 30328 (404) 256-4555	Holland & Knight, LLP 50 North Laura Street, Suite 3900 Jacksonville, FL 32202 (904) 353-2000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)             Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)             Initial Filing Requirements

3)             Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING September 29th, 2007 AND ENDING September 30th, 2007

Name of Debtor: NetBank, Inc.	Case Number:	07-04295-JAF
Date of Petition: September 29th, 2007

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1 FUNDS AT BEGINNING OF PERIOD:		$3,429,775.68	(a)		(b)
2 RECEIPTS:
A.	Cash Sales
Minus: Cash Refunds
Net Cash Sales
B.	Accounts Receivable
C.	Other Receipts (See MOR 3)
(if you have rental income you must attach a rent roll)
3 TOTAL RECEIPTS (Lines 2A+2B+2C)		$—
4 TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$3,429,775.68

5 DISBURSEMENTS
A.	Advertising
B.	Bank Charges
C.	Contract Labor
D.	Fixed Asset Payments (not incl. in “N”)
E.	Insurance
F.	Inventory Payments (See Attach 2)
G.	Leases
H.	Manufacturing Supplies
I.	Office Supplies
J.	Payroll - Net (See Attachment 4B)
K.	Professional Fees (Accounting and Legal)
L.	Rent
M.	Repairs & Maintenance
N.	Secured Creditor Payments (See Attach. 2)
O.	Taxes paid - Payroll (See Attachment 4C)
P.	Taxes paid - Sales & Use (See Attachment 4C)
Q.	Taxes paid - Other (See Attachment 4C)
R.	Telephone
S.	Travel & Entertainment
T.	U.S. Trustee Quarterly Fees
U.	Utilities
V.	Vehicle Expenses
W.	Other Operating Expenses (See MOR-3)
6 TOTAL DISBURSEMENTS (Sum 5A thru W)		0
7 ENDING BALANCE (Line 4 Minue Line 6)		$3,429,775.68	(c)		(c)
I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 9th day of November, 2007.		/s/ James P. Gross
(Signature)
(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
None

TOTAL OTHER RECEIPTS

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
None

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3